UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 30, 2005

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11165                                      43-1470322
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  (Commission File Number)                   (IRS Employer Identification No.)

   12 East Armour Boulevard
     Kansas City, Missouri                                 64111
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         On November 30, 2005, Interstate Bakeries Corporation (the "Company") entered into the Fourth Amendment and Waiver (the "Fourth Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders. JPMCB or its affiliates may hold equity positions in the Company. A copy of the Fourth Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

         Pursuant to the Fourth Amendment, the Lenders and the Borrowers have amended the DIP Agreement to provide the Borrowers with the ability to implement the "Order Granting Authority to Compromise and Pay Certain Tax and Other Claims that are Accruing Collectible Postpetition Interest and/or Penalties" that was entered by the United States Bankruptcy Court for the Western District of Missouri on October 4, 2005, which, among other things, authorized the Borrowers to make certain payments not to exceed $12 million of certain prepetition real property tax claims and other secured claims that would otherwise have been prohibited by the DIP Agreement absent this amendment.

         In addition, the Fourth Amendment extends waivers previously granted by the Lenders to the Company that not only extend the date to (i) March 31, 2006 for delivery of consolidated quarterly financials for Fiscal Year 2005 and consolidated annual financials for Fiscal Years 2004 and 2005, and (ii) June 3, 2006 for delivery of consolidated quarterly financials for each of the first, second and third quarters of Fiscal Year 2006, under the requirements of the DIP Agreement for such deliveries, but also permit such financial statements and the accompanying certifications for fiscal periods ending prior to June 3, 2006 to be subject to adjustments and qualifications related to pension matters and certain expense allocations.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits


Exhibit No.       Description
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    10.1          Fourth Amendment and Waiver, dated as of November 30, 2005, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary
                  Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank)
                  ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit
                  Agreement (together with JPMCB, the "Lenders"), JPMorgan
                  Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the
                  "Administrative Agent") for the Lenders, and JPMorgan Chase
                  Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral
                  Agent") for the Lenders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2005                     INTERSTATE BAKERIES
                                                    CORPORATION


                                            By:  /s/ Ronald B. Hutchison
                                                ------------------------------
                                                 Ronald B. Hutchison
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Fourth Amendment and Waiver, dated as of November 30, 2005, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders